                                     FORM OF
                              EMPLOYMENT AGREEMENT

This Employment Agreement made and entered into on this, the 16th day of April,
2001 by and between Shahrukh S. Dhanji, an individual, (hereinafter referred to as "Dhanji") and the World Roller Alliance, Inc., a Florida Corporation, 812
S.E. 8th Avenue, Deerfield Beach, Florida 33441, (hereinafter referred to as the
"Company") concerning Dhanji's employment as VICE PRESIDENT and member of the
Board of Directors of the Company.

                                   WITNESSETH:

         1.       EMPLOYMENT:  The  Company  hereby  agrees to employ  Dhanji in the  capacity  stated  above,  and Dhanji hereby accepts said employment pursuant to the terms and conditions hereinafter set forth.

         2.       TERM:  The term of this  Agreement  shall be for Three (3)
years from the date first listed above or shall become  effective upon adequate capitalization  of the Company.  Upon each  anniversary  thereof,  if not otherwise  terminated prior to said  anniversary or in default,  or otherwise amended as provided for herein,  the term and all provisions of this Agreement shall be  automatically  extended in one (1) year  increments  unless the
Company or Dhanji gives notice to the contrary.

         3.       COMPENSATION:  The  Company  shall  pay to  Dhanji  as
compensation  for any  and  all  services rendered in any  capacity a base salary of SEVENTY  THOUSAND  DOLLARS AND NO CENTS  ($70,000.00)  per annum, which shall be payable in a manner  consistent  with pay periods to be established  by the  Company for all  executives. Said initial  base annual salary may be  increased  by the  President  and/or Board of Directors of the
Company to such  extent,  if any, as is deemed  appropriate  based on annual, semi-annual  or other  non-scheduled  review of Dhanji's  performance.  In addition  to said salary as  described  herein,  the Company may from time to time,  pay Dhanji  additional  bonuses,  if any, as the Company  President and/or  Board of  Directors  may  determine  to be warranted based upon Dhanji's performance.

         4.       EXPENSES:  In addition to the  compensation  hereinabove
provided,  the Company shall  reimburse Dhanji for, or absorb the ordinary, necessary and reasonable  business expenses incurred by Dhanji in the interest of and for the benefit of the Company.  Any expense  exceeding  Two Hundred
Fifty  Dollars and no cents  ($250.00) which  Dhanji  shall  personally  pay for that  qualifies  for  reimbursement  by the  Company,  or any  financial commitment  on behalf of the company  that  exceeds  Two Hundred  Fifty  Dollars and no cents  ($250.00)  shall be approved  by the  President  of the  Company or his  designee  prior to such  expense  being  incurred by Dhanji or committed to on behalf of the Company  by Dhanji when such expense expenditure approval is reasonably available.

         5.       INSURANCE:  Dhanji  shall be entitled  to any and all life and health  insurance  and/or  medical related  benefits as  customarily  provided to all executives of the Company when such benefits  become  available.
Said life and health insurance and/or medical related benefits shall be provided at Company expense for Dhanji.

         6.       DUTIES AND AUTHORITY:  Dhanji shall,  using his best judgment, be responsible  for assisting the Company President and on occasion,  the Senior
Staff, with matters of an administrative  and legal nature.  Calling upon his business  background and formal  training and  education,  Dhanji shall act as administrative  counsel in business and related  matters and shall review and if warranted,  direct any and all legal  matters that may arise to the proper source(s)  for  action.  Such  duties as  described  may be amended  as required  and are under the approval of the Company  President  and/or Board of
Directors.  Dhanji shall also serve as a member of the Company Board of
Directors.

                  The Company  President and/or Board of Directors  retains and in no way yields any of its duties, responsibilities  or powers given by the
Company  Charter or by-laws,  including,  but not limited to  establishing policies of the Company,  overseeing  the operations of the Company and any capital  expenditures  on behalf of the Company.

         7.       ILLNESS  DURING THE TERM OF THIS  AGREEMENT:  Dhanji shall be entitled to the same number of sick leave days per year as  established  by the
Company  for all  executives.  The  Company  President  shall have the authority to extend this number if warranted.

         8.       WORKING  FACILITIES:  Dhanji shall work primarily out of and from his existing  corporate  office or offices,  however,  reasonable office space at the Company location and services adequate for the performance of his duties and obligations shall be made available to him on an as-needed basis.

         9.       VACATIONS:  A formal vacation policy for the Company has not been  established,  however,  Dhanji shall be entitled to the same amount of annual  vacation time as all senior  executives  of the Company,  with such period extended as may be mutually agreed in writing without loss of compensation.

         10.      TERMINATION  AGREEMENT:  In addition to any other  provisions of this  Agreement,  this Agreement shall terminate upon the happening of any of the following events:

                  (a)      If Dhanji  decides to  terminate  his  employment, he
may do so upon  thirty  (30) days written notice to the Company,  by certified mail, in which event he shall forfeit all remaining  compensation  and benefits under this Agreement.

                  (b)      Upon breach of any  provision or covenant  required
to be performed or observed,  or any material  act of fraud,  moral  turpitude, gross  negligence  or willful  misfeasance  by Dhanji,  the Company may terminate  this  Agreement  by  written  notice to  Dhanji of said  breach by certified  mail.  In the event  such termination is based on documented lack of performance,  such notice shall be given thirty (30) days prior to such termination.  In the  event  such  termination  is based on any  material  act of  fraud,  moral  turpitude,  gross negligence or willful  misfeasance, termination  shall become  effective upon receipt of written notice by Dhanji.
In such event, Dhanji shall forfeit all remaining compensation and benefits under this Agreement.

                  (c)      Whenever  the Company  and Dhanji  shall  mutually
agree in writing to  terminate  this Agreement.

                  (d)      The  Company or it's  operating  division/subsidiary
in which  Dhanji  functions  shall cease operation.

         11.      NON-COMPETITION:  In the  event of the  termination  of this
Agreement  for any  reason,  Dhanji agrees that for a period of six (6) months following  the  termination,  (a) he shall not directly or  indirectly, solicit any existing  employee or independent  contractor  working with or for the Company to leave the Company for any  organization  with which Dhanji should be come associated  either directly or indirectly,  and (b) he will not engage in any activity  that directly or  indirectly  competes with the business of the Company in any manner,  and (c) he will treat as confidential  any and all  information  about Company  operation  including but not limited to financial  information,  talent salaries,  or information in any way related to television production or live arena events of the Company.

         12.      APPLICABLE  LAW: This  Agreement  shall be governed by and construed  pursuant to the laws of the State of Florida, where it was made and executed.

         13.      NOTICES:  Any  notices  required  to be  given  hereunder
pursuant  to the  provisions  of  this Agreement  shall be in writing and sent certified  mail to the parties at the addresses  listed in the preamble of this document or any amended addresses provided by or to the Company.

         14.      ARBITRATION:   In  the  event  any   controversy or  question
arises  with   respect  to  the interpretation  of any term or  provision  of this  Agreement  or in the event the  party  against  whom or which a breach of this  Agreement is claimed  believes,  in good faith,  that (a) no breach has occurred;  or (b) that the party  claiming a breach of this Agreement has also breached the  Agreement,  then prior to the  institution of any legal proceedings,  the matter or matters shall be settled by  arbitration  before three (3)  arbitrators,  one of whom is  selected  by each  party  and the third to be  selected  by the  arbitrators  selected  by Dhanji  and the Company.
Said  arbitration  shall  be  conducted  in  accordance  with  the  rules  of the  American  Arbitration Association  and  judgment  upon  the  award rendered  by the  arbitrators  may be  entered  in any  court  having jurisdiction thereof.  The place of this arbitration shall be at the discretion of the Company.

         IN WITNESS  WHEREOF,  the parties  hereto have set their hands and seals on the day and year first written above.

COMPANY:          WORLD ROLLER ALLIANCE, INC.

                           By:
                                  ----------------------------------
                                  Patrick J. Schaefer
                                  President/Chief Executive Officer

DHANJI:           By:
                                ----------------------------------
                                  Shahrukh Dhanji, Employee

WITNESS:          ______________________________

                           ______________________________

Sworn to and subscribed before me this the ___ day of __________, 2001 in the
County and State aforesaid.

                                                     ________________________
                                                     Notary Public
                                                     State of Florida

My commission expires: